UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Top of Form
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2024 the Federal Housing Finance Agency (“FHFA”) informed Federal Home Loan Bank of Topeka (“FHLBank”) of its non-objection to FHLBank’s 2024 Executive Incentive Compensation Plan (“EICP”) Targets, Goal Metrics, Metric Performance Ranges, and Metric Weights (the “Target Document”) adopted by the Board of Directors of FHLBank (“Board”) on April 22, 2024.

Annually, the Board is responsible for establishing performance measures by approving a Target Document for the operation of FHLBank’s EICP for the applicable fiscal year and covers the 2024 “Base Performance Period” (January 1, 2024 through December 31, 2024). The Target Document defines three achievement levels for each Performance Measure: Threshold, Target, and Optimum. Performance between Threshold-Target and Target-Optimum is calculated by linear interpolation. Eligibility in the EICP is limited to a select group of key management or other highly-compensated employees, including FHLBank’s Named Executive Officers.

The Target Document establishes metrics for the Base Performance Period, which are measured by the results achieved by FHLBank in attaining specified performance levels in the following four areas and are weighted as follows:

Goal Objective	Metric	Weight
Housing and Community Development Mission Alignment	• Affordable Housing Program (AHP) General Fund Ratio (10%) • Native American Housing Initiatives (NAHI) Grants Ratio (10%) • Member Participation in Housing and Community Development Programs (10%)	30%
Financial Performance	• Return on Equity Spread (30%)	30%
Risk Management	•Market, Credit, Liquidity (15%) •Compliance, Business, Operations (15%)	30%
Diversity, Equity, Inclusion and Belonging	• Education & Culture (5%) • Business Practice Outcome Measures (5%)	10%
	Total:	100%

FHLBank must also maintain a daily average Total Regulatory Capital of 4.75 percent for 2024. If FHLBank’s daily average Total Regulatory Capital as a percentage of average Total Assets is below 4.75 percent for 2024, the Total Base Opportunity for the Financial Performance Goals will be adjusted downward.

Total awards payable under the Target Document are not determinable at this time.

The foregoing description of the Target Document is qualified in its entirety by reference to the Target Document attached hereto as Exhibit 10.1 and incorporated herein by reference.

Top of Form

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	2024 Executive Incentive Compensation Plan Targets, dated April 22, 2024
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

Top of Form
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

05/23/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Legal and Ethics Officer, Corporate Secretary